                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K/A
                               (Amendment No. 2)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934




Date of Report  (Date of earliest event reported) -- September 1, 1994


                                 MAPCO INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                    1-5254                    73-0705739
- ---------------              ------------             -------------------
(State or other              (Commission              (I.R.S. Employer
jurisdiction of              File Number)             Identification No.)
incorporation)



           1800 South Baltimore Avenue
           Tulsa, Oklahoma                                     74119
           ------------------------------------------------------------
           (Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code         (918) 581-1800
                                                           --------------


                               Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.

         On September 1, 1994, MAPCO Inc. (the "Company" or the "Registrant") through its wholly-owned subsidiaries, MAPCO Natural Gas Liquids Inc. and MAPCO Petroleum Inc. (and its subsidiary, MAPCO Florida Inc.), completed the acquisition of the assets of Emro Propane Company, a subsidiary of Emro Marketing, which is a wholly-owned subsidiary of Marathon Oil (hereinafter "Emro"). The Company signed a non-binding letter of intent for the purchase of these assets on June 9, 1994, which was previously reported on Form 8-K filed with the Securities and Exchange Commission on June 13, 1994.

         The Registrant acquired the Emro assets by the payment of $178,046,000 and the transfer to Emro of MAPCO Florida Inc.'s retail marketing assets in Florida. The cash payment was financed through the issuance by the Company of commercial paper through Goldman Sachs Money Markets, L.P. and through borrowings pursuant to uncommitted lines of credit with Bank of America National Trust & Savings Association, Chemical Bank and J.P. Morgan Guaranty Trust Company.

         The assets acquired are retail propane plants in the States of Illinois, Indiana, Michigan and Ohio. The assets which were transferred by the Company to Emro are retail petroleum convenience stores located in the State of Florida.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                 (a) Financial Statements of Business Acquired. The following financial statements of Emro Propane Company are filed herewith:

         * Audited Annual Financial Statements:
                 Independent Auditors' Report
                 Balance Sheet as of December 31, 1993
                 Statement of Income and Retained Earnings for the Year
                  Ended December 31, 1993
                 Statement of Cash Flows for the Year Ended December 31,
                  1993
                 Notes to Financial Statements

         * Unaudited Interim Financial Statements:
                 Balance Sheets as of June 30, 1994 and December 31, 1993 Statements of Income and Retained Earnings for the Six
                  Months Ended June 30, 1994 and 1993
                 Statements of Cash Flows for the Six Months Ended June
                  30, 1994 and 1993
                 Notes to Financial Statements
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                 (b)      Pro Forma Financial Information.

         * Unaudited Pro Forma Combined Financial Statements:
                 Balance Sheet as of June 30, 1994
                 Statement of Income for the Six Months Ended June 30, 1994 Statement of Income for the Year Ended December 31, 1993 Notes to Pro Forma Financial Statements

                 (c)      Exhibits.

                          *10 Purchase and Sale Agreement between Emro Propane Company and Emro Marketing Company and MAPCO Natural Gas Liquids Inc., MAPCO Petroleum Inc. and MAPCO Florida Inc. dated August 3, 1994 and executed on September 1, 1994.

                          23   Independent Auditors' Consent.


__________________________
*Previously Filed
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                                   SIGNATURES



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MAPCO INC.



                                        By:  /s/ James N. Cundiff
                                           Name:  James N. Cundiff
                                           Title: Assistant General Counsel
                                                  and Assistant Secretary




Date:  November 10, 1994
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                              INDEX TO EXHIBITS



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Exhibit 23     Independent Auditors' Consent


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